                                                                      EXHIBIT 99

                          CORNERSTONE PROPERTIES INC.
                 AND DUTCH INSTITUTIONAL HOLDING COMPANY, INC.
                 AGREE TO MERGE THEIR TROPHY OFFICE PORTFOLIOS

     NEW YORK, NEW YORK AUGUST 18, 1997 -- Cornerstone Properties Inc. (NYSE:
CPP) and Dutch Institutional Holding Company, Inc. (DIHC) announce that they have entered into a definitive agreement for the acquisition by Cornerstone Properties Inc. of interests in up to nine high-quality office buildings totaling 4.5 million square feet. The properties are located in the Atlanta, Boston, Charlotte and Washington, D.C. markets and are 96% leased.

     DIHC, the U.S. real estate subsidiary of the Dutch pension fund Pensioenfonds PGGM, will sell its interests in the properties. Total consideration will be US$1.055 billion through a combination of approximately
34.2 million shares of Cornerstone common stock priced at $16.00 per share (totaling $547 million of equity), $250 million in purchase money mortgage debt and $258 million in cash. Pricing of the transaction was established as of a reference date of June 18, 1997. After closing, PGGM will become Cornerstone's largest investor. The 1998 net operating income (NOI) before depreciation and amortization for the DIHC portfolio on a GAAP basis is anticipated to be $99.1 million which includes a $6.1 million increase for straight line rent adjustment. The anticipated 1998 NOI for the DIHC portfolio will result in a minority interest adjustment of $3 million. The transaction contains a provision for adjustment for any portion of the portfolio which is not included in the final closing.

     Mr. Robert T. Sorrentino, Executive Vice President and Chief Financial Officer of DIHC said, "This transaction is consistent with our objective of converting our U.S. real estate investment from ownership of individual properties to an investment in a successful real estate operating company. We share Cornerstone Properties' philosophy of investing in high-quality assets in major markets and look forward to a long and productive relationship with the Company."

     John S. Moody, President and CEO of Cornerstone Properties, said, "We are very pleased to have been selected by DIHC for this transaction. We believe this represents an outstanding opportunity to unite two of this country's finest office building portfolios and moves Cornerstone Properties well down the road toward achieving our objective of becoming a preeminent owner and operator of top quality office buildings generating superior risk-adjusted returns. The DIHC portfolio represents a perfect complement to Cornerstone's existing portfolio providing similar high quality and increased geographic diversification. The combined entity will own up to 17 office buildings including 9.5 million square feet in some of the nation's strongest office markets."

     The announcement follows completion of due diligence and the approval of the transaction by the respective Boards of Directors of Cornerstone and DIHC. Closing is subject to the approval of the shareholders of Cornerstone Properties and other customary closing conditions and is expected to occur prior to year end.

     Cornerstone Properties completed a $166.5 million private placement of stock to institutional investors in November, 1996 and a $225 million U.S. IPO in April of this year.

     Cornerstone Properties is a self-administered equity real estate investment trust (REIT) investing exclusively in Class A office properties in prime locations in major metropolitan areas and central business districts. The Company, through its subsidiaries, currently owns eight Class A office properties throughout the United States comprising nearly 5 million rentable square feet. Headquartered in New York City, the Company's stock is traded on the New York Stock Exchange under the ticker symbol CPP.

     The matters described herein contain forward-looking statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, economic and real estate industry conditions, leasing risk, rollover risk, tenant credit risk, interest rate risk, and other factors detailed in the Company's registration statement and periodic reports filed with the Securities & Exchange Commission.

                          CORNERSTONE PROPERTIES INC.

                          SUPPLEMENTAL INFORMATION TO
                                DIHC ACQUISITION

                             - PROPERTY FACT SHEET

                          CORNERSTONE PROPERTIES INC.

                   126 East 56th Street * New York, NY 10022
             212-605-7100 * 212-605-7199 (fax) * www.cstoneprop.com

          [PHOTO]                     [PHOTO]                  [PHOTO]                  [PHOTO]                  [PHOTO]
    191 PEACHTREE STREET           200 GALLERIA          500 BOYLSTON STREET      222 BERKELEY STREET        CHARLOTTE PLAZA
        Atlanta, GA                 Atlanta, GA              Boston, MA               Boston, MA              Charlotte, NC

      Completed: 1991             Completed: 1985          Completed: 1988          Completed: 1991          Completed: 1982

   1,220,930 sq. ft. NRA        432,698 sq. ft. NRA      714,636 sq. ft. NRA      531,184 sq. ft. NRA      612,728 sq. ft. NRA

      Johnson & Burgee          Smallwood, Reynolds       Johnson & Burgee         Robert A.M. Stern       Jarvis Putty Jarvis
      Design Architect           Design Architect         Design Architect         Design Architect         Design Architect

       Cousins/Hines               Trammell Crow           Gerald D. Hines          Gerald D. Hines           Trammell Crow
         Developer                   Developer                Developer                Developer                Developer

   Wachovia Bank; King &       Liberty Mutual Group         Massachusetts          Houghton Mifflin           First Union;
Spalding; Powell, Goldstein                              Financial Services;      Saga International         Aetna Casualty;
  et al; Johnson & Higgins                                 The New England             Holidays                Parker Poe

                          CORNERSTONE PROPERTIES INC.

                   126 East 56th Street * New York, NY 10022
             212-605-7100 * 212-605-7199 (fax) * www.cstoneprop.com

           [PHOTO]                         [PHOTO]                         [PHOTO]                         [PHOTO]
        MARKET SQUARE                  11 CANAL CENTER                 99 CANAL CENTER               TRANSPOTOMAC PLAZA 5
       Washington, D.C.                 Alexandria, VA                  Alexandria, VA                  Alexandria, VA

       Completed: 1990                 Completed: 1986                 Completed: 1986                 Completed: 1983

     688,709 sq. ft. NRA              70,365 sq. ft. NRA             137,945 sq. ft. NRA              96,139 sq. ft. NRA

         Hartman, Cox                   CHK Architects                  CHK Architects                Weihe Design Group
       Design Architect                Design Architect                Design Architect                Design Architect

        Trammell Crow                   Savage Fogarty                  Savage Fogarty                  Savage Fogarty
          Developer                       Developer                       Developer                       Developer

    Fulbright & Jaworski;                Robins Gioia                    Lowe, Price                     Onyx Group;
  Edison Electric Institute                                            LeBlanc & Becker                Larson & Taylor
                                                                       Howard, Needles
                                                                     Tannen & Bergendoff

                          CORNERSTONE PROPERTIES INC.

                          SUPPLEMENTAL INFORMATION TO
                                DIHC ACQUISITION

                             - TABLE OF PROPERTIES

                          CORNERSTONE PROPERTIES INC.
                              TABLE OF PROPERTIES
                              AS OF JUNE 30, 1997

                                                                                                  REMAINING
                                                COMPANY'S                                NUMBER    AVERAGE
                              YEAR ACQUIRED/     PERCENT    TOTAL RENTABLE   OCCUPANCY     OF     LEASE TERM
PROPERTY NAME AND LOCATION   YEAR CONSTRUCTED   INTEREST     SQUARE FEET       RATE      TENANTS  (IN YEARS)
---------------------------  ----------------   ---------   --------------   ---------   ------   ----------
CURRENT PROPERTIES:
  One Norwest Center
    Denver, Colorado.......           1983         100%        1,188,000         98%        44        9.6
  Norwest Center(1)
    Minneapolis,
    Minnesota..............           1988          50%        1,118,000        100%        36       12.8
  Washington Mutual
    Tower(2)(3)
    Seattle, Washington....           1988          50%        1,155,000         98%       126        4.8
  125 Summer Street
    Boston,
    Massachusetts..........      1995/1989         100%          464,000         90%        29        3.3
  Tower 56(4)
    New York, New York.....      1996/1983         100%          162,000         95%        45        3.3
  One Lincoln Centre(5)
    Oakbrook Terrace, IL...      1996/1986         100%          297,000         94%        42        2.7
  The Frick Building(5)
    Pittsburgh, PA.........      1996/1902         100%          341,000         87%        70        3.7
  No. 527 Madison(6)
    New York, New York.....      1997/1986         100%          216,000         96%        19        5.4
                                                   ---         ---------        ---        ---       ----
Total Weighted Average
  Current Properties.......                         77%        4,941,000         97%       411        7.4
                                                   ===         =========        ===        ===       ====

PROPERTY NAME AND LOCATION         LARGEST TENANT
---------------------------  ---------------------------
CURRENT PROPERTIES:
  One Norwest Center
    Denver, Colorado.......  Norwest Bank Denver N.A.
                             Newmont Gold Company
                             Teletech, Inc.
  Norwest Center(1)
    Minneapolis,
    Minnesota..............  Norwest Corporation
                             Faegre & Benson
                             KPMG Peat Marwick
  Washington Mutual
    Tower(2)(3)
    Seattle, Washington....  Perkins Coie
                             Washington Mutual
                             Karr Tuttle Campbell
  125 Summer Street
    Boston,
    Massachusetts..........  Deloitte & Touche
                             BTM Capital Corp.
                             Burns & Levinson
  Tower 56(4)
    New York, New York.....  ICC Associates, L.P.
                             United Bank of Kuwait
  One Lincoln Centre(5)
    Oakbrook Terrace, IL...  Superior Bank FSB
                             Microsoft Corporation
                             Arthur Andersen L.L.P.
  The Frick Building(5)
    Pittsburgh, PA.........  Meyer, Darragh, Buckler,
                             Bebenek & Eck
                             Sable, Makaroff & Gudsky
  No. 527 Madison(6)
    New York, New York.....  The Sumitomo Trust &
                             Banking Co., Ltd.
                             W.P. Stewart Co., Inc.
                             Hill Samuel New York, Inc.
Total Weighted Average
  Current Properties.......

---------------
(1) While the Company's stated interest in the partnership which owns Norwest Center is 50%, it receives a priority distribution of 7% on its invested capital base of $92.3 million prior to the sharing of cash flow equally with its partners. Additionally, upon the sale of the building, the Company is entitled to receive its capital bases as a priority distribution out of proceeds prior to any sharing of proceeds. For the six months ended June 30, 1997, the Company's share of earnings from the Property was 78.28%. The Company also has the right, exercisable in its sole discretion, to become managing general partner of the partnership.

(2) Includes the Galland and Seneca Buildings.

(3) While the Company's stated interest in the partnership which owns Washington Mutual Tower is 50%, it receives two priority distributions on its invested capital base: 9.53% on its first $47.0 million of capital base investment in the Property and 8% on the next $100.0 million. Additionally, upon the sale of the building, the Company will receive the first $147.0 million of proceeds as a priority distribution before any sharing with its partners. For the six months ended June 30, 1997, the Company received 100% of the cash flow from the partnership which owns Washington Mutual Tower. The Company also has the right, exercisable in its sole discretion, to become managing general partner of the partnership.

(4) The Company's headquarters are located at Tower 56.

(5) Property acquired by the Company in November 1996.

(6) Property acquired by the Company in February 1997.

                          CORNERSTONE PROPERTIES INC.
                              TABLE OF PROPERTIES
                                DIHC PROPERTIES
                              AS OF JUNE 30, 1997

                                                                                                       REMAINING
                                                    COMPANY'S                                NUMBER     AVERAGE
                                  YEAR ACQUIRED/     PERCENT    TOTAL RENTABLE   OCCUPANCY     OF      LEASE TERM
  PROPERTY NAME AND LOCATION     YEAR CONSTRUCTED   INTEREST     SQUARE FEET       RATE      TENANTS   (IN YEARS)   LARGEST TENANT
-------------------------------  ----------------   ---------   --------------   ---------   -------   ----------   --------------
ADDITIONAL PROPERTIES:
  191 Peachtree Street(1)
    Atlanta, Georgia...........        1991             80%        1,221,000         95%        37         8.7      Wachovia Bank;
                                                                                                                    King &
                                                                                                                    Spalding;
                                                                                                                    Powell,
                                                                                                                    Goldstein,
                                                                                                                    Frazer &
                                                                                                                    Murphy
  Market Square(2)
    Washington, D.C............        1990             60%          689,000         91%        46         7.7      Fulbright &
                                                                                                                    Jaworski;
                                                                                                                    Edison
                                                                                                                    Electric
                                                                                                                    Institute;
                                                                                                                    Reid & Priest;
                                                                                                                    Shearman &
                                                                                                                    Sterling
  500 Boylston Street(3)
    Boston, Massachusetts......        1988             92%          715,000        100%        16         6.6      Massachusetts
                                                                                                                    Financial
                                                                                                                    Services; The
                                                                                                                    New England;
                                                                                                                    Towers Perrin
  222 Berkeley Street(3)
    Boston, Massachusetts......        1991             92%          531,000        100%        31         7.0      Houghton
                                                                                                                    Mifflin; Saga
                                                                                                                    International
                                                                                                                    Holidays;
                                                                                                                    Oracle
                                                                                                                    Corporation
  Charlotte Plaza
    Charlotte, North
    Carolina...................        1982            100%          613,000         99%        42         5.4      First Union;
                                                                                                                    Aetna; Parker
                                                                                                                    Poe
  200 Galleria
    Atlanta, Georgia...........        1985            100%          433,000         94%        60         3.7      Liberty Mutual
                                                                                                                    Group
  11 Canal Center
    Alexandria, Georgia........        1986            100%           70,000         96%         6         7.9      Robbins Gioa;
                                                                                                                    Veda Inc.
  99 Canal Center
    Alexandria, Virginia.......        1986            100%          138,000         98%        18         4.0      Low, Price,
                                                                                                                    LeBlanc &
                                                                                                                    Becker;
                                                                                                                    Howard,
                                                                                                                    Needles,
                                                                                                                    Tannen &
                                                                                                                    Bergendoff;
                                                                                                                    National
                                                                                                                    District
                                                                                                                    Attorney's
                                                                                                                    Association
  TransPotomac Plaza 5
    Alexandria, Virginia.......        1983            100%           96,000         93%        12         3.8      Clean Sites;
                                                                                                                    Troy
                                                       ---         ---------        ---        ---         ---
                                                                                                                    Systems, Inc.;
                                                                                                                    Cities in
                                                                                                                    Schools
Total Weighted Average
  Additional Properties........                         86%        4,506,000         96%       268         6.8
                                                       ---         ---------        ---        ---         ---
Total Weighted Average Total
  Properties...................                         81%        9,447,000         96%       679         7.1
                                                       ===         =========        ===        ===         ===

---------------
(1) While Cornerstone's stated interest in the partnership which owns 191 Peachtree Street will be 80%, its economic interest will be significantly larger since it will acquire the first mortgage note in the amount of $145 million on the property which earns interest at 9.35% and receive a priority distribution on its acquired capital base. During 1996, the partners in the transaction, CH Associates, LTD, received a $250,000 priority distribution, which they will receive under the partnership agreement through February 28, 2000, with Cornerstone's predecessor receiving the remainder.

(2) While Cornerstone's stated interest in the partnerships which own Market Square is 60%, its economic interest is significantly larger since it will acquire the first mortgage note in the amount of $181 million on the property which earns interest at 9.875% and receive a priority distribution on its acquired capital base. During 1996, Cornerstone's predecessor received 100% of the cash flow from the property.

(3) Distributions of cash flow, sales and refinancing proceeds will be in accordance with the partnership ownership interests of 91.5% to Cornerstone and 8.5% to Hines.

                          CORNERSTONE PROPERTIES INC.

                          SUPPLEMENTAL INFORMATION TO
                                DIHC ACQUISITION

                               - TOP TEN TENANTS

                          CORNERSTONE PROPERTIES INC.
                                TOP TEN TENANTS
                              AS OF JUNE 30, 1997
                            BEFORE DIHC ACQUISITION

                                                                          FULL SERVICE
                                                                       STRAIGHT-LINE RENT
                                                                     -----------------------
                                       STRAIGHT-LINE                                PERCENT     SCHEDULED LEASE
               TENANT                      RENT        RECOVERIES       AMOUNT      OF TOTAL    EXPIRATION DATE
-------------------------------------  -------------   -----------   ------------   --------   ------------------
Norwest Corporation(1)(3)............  $  20,512,000   $10,717,000   $ 31,229,000      23%      Jan-99     14,000
                                                                                                Aug-01      7,000
                                                                                                Jul-03    143,000
                                                                                                Jul-13    402,000
                                                                                                Aug-18    451,000
                                                                                                        1,017,000
Faegre & Benson(1)(4)................      3,492,000     3,097,000   $  6,589,000       5%      Dec-97     21,000
                                                                                                Sep-03    175,000
                                                                                                          196,000
Perkins Coie(2)......................      5,177,000       425,000   $  5,602,000       4%      Jul-97      6,000
                                                                                                Jul-98      7,000
                                                                                                Jul-04    199,000
                                                                                                          212,000
Deloitte & Touche(2).................      4,695,000       515,252   $  5,210,252       4%      Oct-99    121,000
The Sumitomo Trust & Banking Co.,
  Ltd.(2)............................      4,334,000       559,000   $  4,893,000       4%      Oct-01     78,000
Washington Mutual(2).................      3,231,000       285,000   $  3,516,000       3%      Feb-03     16,000
                                                                                                Aug-03     21,000
                                                                                                Apr-07    138,000
                                                                                                          175,000
Burns & Levinson(2)..................      2,896,000       386,000   $  3,282,000       2%      Mar-00     85,000
KPMG Peat Marwick(1).................      1,831,000     1,203,000   $  3,034,000       2%      Aug-09      75000
BTM Capital Corporation(2)(5)(6).....      2,513,000       130,000   $  2,643,000       2%      Aug-97      3,000
                                                                                                Jul-02     91,000
                                                                                                           94,000
Newmont Gold Company(7)..............      1,294,000       700,000   $  1,994,000       1%      Jan-99     23,000
                                                                                                Jan-04     94,000
                                                                                                          117,000
                                                                                       --
                                         -----------   -----------    -----------
                                       $  49,975,000   $18,017,252   $ 67,992,252      51%
                                         ===========   ===========    ===========      ==
         Total Portfolio.............  $ 102,267,000   $31,165,000   $133,432,000
                                         ===========   ===========    ===========

---------------
(1) Net Lease.

(2) Gross Lease.

(3) Norwest Corporation includes Norwest Corporation and Norwest Bank Denver
    N.A.

(4) In April, 1997 the Company amended and extended its lease with Faegre and Benson, based on their extension option, on 174,680 square feet of space at a rate of $13.64 through September 30, 2003. The $13.64 rate will take effect September 30, 1998.

(5) BTM Capital Corporation has contracted to expand into 21,308 square feet to be delivered to tenant no later than August 1, 1997 at a gross rate of $26.00 per square foot.

(6) Beginning January 15, 1997, the lease with BTM Capital Corporation adjusted to a 1997 base year.

(7) The term on 94,000 square feet of this lease has been renewed to January 2004 from January 1999. The net base rental rate on the lease for the period January 1999-January 2004 will be determined based on market conditions for similar space in the Denver market. The table shows annualized straight-line base rent of $11.11 per square foot for Newmont Gold Company, which are indicative of the terms through January 1999.

                          CORNERSTONE PROPERTIES INC.
                                TOP TEN TENANTS
                              AS OF JUNE 30, 1997
                      AFTER ACQUISITION OF DIHC PROPERTIES

                                                                         FULL SERVICE
                                                                      STRAIGHT-LINE RENT
                                                                    ----------------------
                                                                                   PERCENT
                                      STRAIGHT-LINE                                  OF       SCHEDULED LEASE
               TENANT                     RENT        RECOVERIES       AMOUNT       TOTAL     EXPIRATION DATE
------------------------------------- -------------   -----------   ------------   -------   ------------------
Norwest Corporation(1)(3)............ $  20,512,000   $10,717,000   $ 31,229,000      12%    Jan-99      14,000
                                                                                             Aug-01       7,000
                                                                                             Jul-03     143,000
                                                                                             Jul-13     402,000
                                                                                             Aug-18     451,000
                                                                                                      ---------
                                                                                                      1,017,000
Massachusetts Financial
  Services(1)........................    10,094,000     4,424,000   $14,518,0000       6%    Feb-03     359,000
Wachovia Bank(1).....................     8,966,000     3,451,000   $ 12,417,000       5%    Dec-08     382,000
King & Spalding(1)...................     8,043,000     2,650,000   $ 10,693,000       4%    Mar-06     306,000
The New England Life(1)..............     5,102,000     2,633,000   $  7,735,000       3%    Sep-08     213,000
First Union(2)(4)....................     5,664,000     1,804,000   $  7,468,000       3%    Aug-97      47,000
                                                                                             Dec-97       4,000
                                                                                             Aug-98      23,000
                                                                                             Dec-98      23,000
                                                                                             Mar-99      23,000
                                                                                             Aug-00      23,000
                                                                                             Mar-01      46,000
                                                                                             Aug-02      22,000
                                                                                             Mar-08      46,000
                                                                                             Mar-09      23,000
                                                                                             Mar-10      47,000
                                                                                             Mar-11      47,000
                                                                                                      ---------
                                                                                                        374,000
Powell Goldstein Frazer &
  Murphy(1)..........................     5,366,000     1,812,000   $ 7,178,0000       3%    Jan-06     199,000
Faegre & Benson(1)(5)................     3,492,000     3,097,000   $  6,589,000       3%    Dec-97      21,000
                                                                                             Sep-03     175,000
                                                                                                      ---------
                                                                                                        196,000
Perkins Coie(2)......................     5,177,000       425,000   $  5,602,000       2%    Jul-97       6,000
                                                                                             Jul-98       7,000
                                                                                             Jul-04     199,000
                                                                                                      ---------
                                                                                                        212,000
Deloitte & Touche(2).................     4,695,000       515,000   $  5,210,000       2%    Oct-99     121,000
                                                                                      --
                                       ------------   -----------   ------------                      ---------
                                      $  77,111,000   $31,528,000   $108,639,000      41%             3,379,000
                                       ============   ===========   ============      ==
         Total Portfolio............. $ 196,756,000   $65,179,000   $261,935,000
                                       ============   ===========   ============

---------------
(1) Net Lease.

(2) Gross Lease.

(3) Norwest Corporation includes Norwest Corporation and Norwest Bank Denver
    N.A.

(4) On June 30, 1998, 115,000 square feet currently leased to AETNA expires. First Union has contracted to lease this space beginning September 1, 1998. This space is included in the 374,000 square feet of space above.

(5) In April, 1997 the Company amended and extended its lease with Faegre and Benson, based on their extension option, on 174,680 square feet of space at a rate of $13.64 through September 30, 2003. The $13.64 rate will take effect September 30, 1998.

                          CORNERSTONE PROPERTIES INC.

                          SUPPLEMENTAL INFORMATION TO
                                DIHC ACQUISITION

                              - LEASE EXPIRATIONS

LEASE EXPIRATIONS FOR THE PROPERTIES

     The following table sets forth lease expirations (in square feet) for each of the Company's Properties.

                                                               Q3-Q4
        PROPERTY                                                1997          1998             1999
-------------------------                                    ----------   ------------      -----------
One Norwest Center         square feet(1)                        38,000         42,000           99,000
                           straight-lined rent(2)            $  329,000   $    295,000      $   883,000
                           straight-lined rent per sq. ft.   $     8.66   $       7.02      $      8.92
                           recoveries(3)                     $  214,000   $    246,000      $   590,000
                           full service st-line rent(4)      $  543,000   $    541,000      $ 1,473,000
                           full service st-line rent per
                            sq. ft.                          $    14.29   $      12.88      $     14.88
                           % full service st-lined rent            2.52%          2.51%            6.84%
                           asking market rent per sq.
                            ft.(5)                           $    18.10
                           no. of tenants(6)                          4              8                8

Norwest Center(8)          square feet                           14,000         73,000(10)       61,000
                           straight-lined rent               $  207,000   $    621,000      $ 1,055,000
                           straight-lined rent per sq. ft.   $    14.79   $       8.51      $     17.30
                           recoveries                        $  211,000   $  1,075,000      $   947,000
                           full service st-line rent         $  418,000   $  1,696,000      $ 2,002,000
                           full service st-line rent per
                            sq. ft.                          $    29.86   $      23.23      $     32.82
                           % full service st-lined rent            1.06%          4.31%            5.09%
                           asking market rent per sq. ft.    $    32.70
                           no. of tenants                             5             15                5

Washington Mutual Tower    square feet                           51,000        195,000          193,000
                           straight-lined rent               $  904,000   $  4,166,000      $ 3,648,000
                           straight-lined rent per sq. ft.   $    17.73   $      21.36      $     18.90
                           recoveries                        $   21,000   $    356,000      $   175,000
                           full service st-line rent         $  925,000   $  4,522,000      $ 3,823,000
                           full service st-line rent per
                            sq. ft.                          $    18.14   $      23.19      $     19.81
                           % full service st-lined rent            3.71%         18.12%           15.32%
                           asking market rent per sq. ft.    $    27.00
                           no. of tenants                            32             29               28

125 Summer Street          square feet                           20,000         12,000          134,000
                           straight-lined rent               $  462,000   $    288,000      $ 5,038,000
                           straight-lined rent per sq. ft.   $    23.10   $      24.00      $     37.60
                           recoveries                        $   72,000   $     58,000      $   701,000
                           full service st-line rent         $  534,000   $    346,000      $ 5,739,000
                           full service st-line rent per
                            sq. ft.                          $    26.70   $      28.83      $     42.83
                           % full service st-lined rent            3.55%          2.30%           38.16%
                           asking market rent per sq. ft.    $    36.60
                           no. of tenants                             5              6                3

Tower 56                   square feet                           16,000         18,000           30,000
                           straight-lined rent               $  690,000   $    729,000      $ 1,228,000
                           straight-lined rent per sq. ft.   $    43.13   $      40.50      $     40.93
                           recoveries                        $    4,000   $     11,000      $    18,000
                           full service st-line rent         $  694,000   $    740,000      $ 1,246,000
                           full service st-line rent per
                            sq. ft.                          $    43.38   $      41.11      $     41.53
                           % full service st-lined rent           10.39%         11.08%           18.66%
                           asking market rent per sq. ft.    $    49.70
                           no. of tenants                             6              5                7

One Lincoln Centre         square feet                           22,000         56,000           41,000
                           straight-lined rent               $  342,000   $  1,089,000      $   661,000
                           straight-lined rent per sq. ft.   $    15.55   $      19.45      $     16.12
                           recoveries                        $  188,000   $    401,000      $   375,000
                           full service st-line rent         $  530,000   $  1,490,000      $ 1,036,000
                           full service st-line rent per
                            sq. ft.                          $    24.09   $      26.61      $     25.27


        PROPERTY               2000           2001          2002          2003          2004          2005
-------------------------  ------------   ------------   -----------   -----------   -----------   ----------
One Norwest Center              125,000         55,000        81,000       146,000       118,000(7)
                           $    991,000   $    592,000   $   742,000   $ 2,115,000   $ 1,338,000
                           $       7.93   $      10.76   $      9.16   $     14.49   $     11.34
                           $    740,000   $    330,000   $   482,000   $   890,000   $   707,000
                           $  1,731,000   $    922,000   $ 1,224,000   $ 3,005,000   $ 2,045,000

                           $      13.85   $      16.76   $     15.11   $     20.58   $     17.33
                                   8.04%          4.28%         5.68%        13.95%         9.49%

                                      6              5             7             1             2
Norwest Center(8)               105,000          2,000        49,000       177,000        97,000
                           $  1,646,000   $     34,000   $   370,000   $ 2,634,000   $ 1,628,000
                           $      15.68   $      17.00   $      7.55   $     14.88   $     16.78
                           $  1,613,000   $     32,000   $   737,000   $ 2,747,000   $ 1,501,000
                           $  3,259,000   $     66,000   $ 1,107,000   $ 5,381,000   $ 3,129,000

                           $      31.04   $      33.00   $     22.59   $     30.40   $     32.26
                                   8.29%          0.17%         2.82%        13.69%         7.96%

                                      3              1             2             1             2
Washington Mutual Tower          37,000         47,000        88,000       102,000       270,000       13,000
                           $    589,000   $    995,000   $ 1,845,000   $ 1,903,000   $ 6,482,000   $  242,000
                           $      15.92   $      21.17   $     20.97   $     18.66   $     24.01   $    18.62
                           $     27,000   $     35,000   $    59,000   $   100,000   $   481,000   $    5,000
                           $    616,000   $  1,030,000   $ 1,904,000   $ 2,003,000   $ 6,963,000   $  247,000

                           $      16.65   $      21.91   $     21.64   $     19.64   $     25.79   $    19.00
                                   2.47%          4.13%         7.63%         8.03%        27.90%        0.99%

                                     12              9             6             4             4            1
125 Summer Street               120,000          9,000        97,000        16,000                     10,000
                           $  4,038,000   $    139,000   $ 2,651,000   $   318,000                 $  275,000
                           $      33.65   $      15.44   $     27.33   $     19.88                 $    27.50
                           $    523,000   $    131,000   $   171,000   $   154,000                 $   19,000
                           $  4,561,000   $    270,000   $ 2,822,000   $   472,000                 $  294,000

                           $      38.01   $      30.00   $     29.09   $     29.50                 $    29.40
                                  30.33%          1.80%        18.77%         3.14%                      1.96%

                                      8              2             2             2                          1
Tower 56                         14,000         37,000        25,000         5,000        10,000
                           $    581,000   $  1,561,000   $ 1,206,000   $   194,000   $   424,000
                           $      41.50   $      42.19   $     48.24   $     38.80   $     42.40
                           $      3,000   $      6,000   $    12,000   $     6,000   $     4,000
                           $    584,000   $  1,567,000   $ 1,218,000   $   200,000   $   428,000

                           $      41.71   $      42.35   $     48.72   $     40.00   $     42.80
                                   8.75%         23.47%        18.24%         3.00%         6.41%

                                      6             10             7             2             2
One Lincoln Centre               87,000          3,000        70,000
                           $  1,815,000   $     54,000   $ 1,567,000
                           $      20.86   $      18.00   $     22.39
                           $    663,000   $     25,000   $   634,000
                           $  2,478,000   $     79,000   $ 2,201,000

                           $      28.48   $      26.33   $     31.44

                               2006
                               AND                         % OF
        PROPERTY              BEYOND          TOTAL        TOTAL
-------------------------  ------------   -------------   -------
One Norwest Center              461,000       1,165,000     12.81%
                           $  7,225,000   $  14,510,000      7.37%
                           $      15.67   $       12.45
                           $  2,834,000   $   7,033,000     10.79%
                           $ 10,059,000   $  21,543,000      8.22%

                           $      21.82   $       18.49
                                  46.69%         100.00%

                                      3              44      6.48%
Norwest Center(8)               539,000       1,117,000     12.28%
                           $ 13,807,000   $  22,002,000     11.18%
                           $      25.62   $       19.70
                           $  8,450,000   $  17,313,000     26.56%
                           $ 22,257,000   $  39,315,000     15.01%

                           $      41.29   $       35.20
                                  56.61%         100.00%

                                      2              36      5.30%
Washington Mutual Tower         138,000       1,134,000     12.47%
                           $  2,653,000   $  23,427,000     11.91%
                           $      19.22   $       20.66
                           $    272,000   $   1,531,000      2.35%
                           $  2,925,000   $  24,958,000      9.53%

                           $      21.20   $       22.01
                                  11.72%         100.00%

                                      1             126     18.56%
125 Summer Street                               418,000      4.60%
                                          $  13,209,000      6.71%
                                          $       31.60
                                          $   1,829,000      2.81%
                                          $  15,038,000      5.74%

                                          $       35.98
                                                 100.00%

                                                     29      4.27%
Tower 56                                        155,000      1.70%
                                          $   6,613,000      3.36%
                                          $       42.66
                                          $      64,000      0.10%
                                          $   6,677,000      2.55%

                                          $       43.08
                                                 100.00%

                                                     45      6.63%
One Lincoln Centre                              279,000      3.07%
                                          $   5,528,000      2.81%
                                          $       19.81
                                          $   2,286,000      3.51%
                                          $   7,814,000      2.98%

                                          $       28.01

                                                               Q3-Q4
        PROPERTY                                                1997          1998             1999
-------------------------                                    ----------   ------------      -----------
                           % full service st-lined rent            6.78%         19.07%           13.26%
                           asking market rent per sq. ft.    $    28.40
                           no. of tenants                             5             12                7

Frick Building             square feet                           39,000         27,000           34,000
                           straight-lined rent               $  773,000   $    548,000      $   711,000
                           straight-lined rent per sq. ft.   $    19.82   $      20.30      $     20.91
                           recoveries                        $   65,000   $     26,000      $    17,000
                           full service st-line rent         $  838,000   $    574,000      $   728,000
                           full service st-line rent per
                            sq. ft.                          $    21.49   $      21.26      $     21.41
                           % full service st-lined rent           13.61%          9.32%           11.82%
                           asking market rent per sq. ft.    $    21.70
                           no. of tenants                            15              8               11

No. 527 Madison            square feet                           15,000         21,000
                           straight-lined rent               $  764,000   $  1,111,000
                           straight-lined rent per sq. ft.   $    50.93   $      52.90
                           recoveries                        $  109,000   $    158,000
                           full service st-line rent         $  873,000   $  1,269,000
                           full service st-line rent per
                            sq. ft.                          $    58.20   $      60.43
                           % full service st-lined rent            7.32%         10.64%
                           asking market rent per sq. ft.    $    47.70
                           no. of tenants                             4              3
                           ----------------------------------------------------------------------------
Total Cornerstone          square feet                          215,000        444,000          592,000
                           straight-lined rent                4,471,000      8,847,000       13,224,000
                           straight-lined rent per sq. ft.   $    20.80   $      19.93      $     22.34
                           recoveries                           884,000      2,331,000        2,823,000
                           full service st-line rent         $5,355,000   $ 11,178,000      $16,047,000
                           full service st-line rent per
                            sq. ft.                          $    24.91   $      25.18      $     27.11
                           % full service st-lined rent            4.01%          8.38%           12.03%
                           cumulative % full svc st-lined
                            rent                                   4.01%         12.39%           24.42%
                           no. of tenants                            76             86               69


        PROPERTY               2000           2001          2002          2003          2004          2005
-------------------------  ------------   ------------   -----------   -----------   -----------   ----------
                                  31.71%          1.01%        28.17%

                                     12              1             5
Frick Building                   74,000          9,000        31,000        53,000        11,000
                           $  1,346,000   $    237,000   $   560,000   $ 1,022,000   $   246,000
                           $      18.19   $      26.33   $     18.06   $     19.28   $     22.36
                           $     23,000   $      4,000   $     1,000   $    19,000   $        --
                           $  1,369,000   $    241,000   $   561,000   $ 1,041,000   $   246,000

                           $      18.50   $      26.78   $     18.10   $     19.64   $     22.36
                                  22.23%          3.91%         9.11%        16.90%         3.99%

                                     19              5             7             2             1
No. 527 Madison                   9,000         78,000                      22,000         8,000*       6,000
                           $    392,000   $  4,334,000                 $   802,000   $ 1,128,000   $  277,000
                           $      43.56   $      55.56                 $     36.45   $    141.00   $    46.17
                           $     11,000   $    559,000                 $    14,000   $     6,000   $    3,000
                           $    403,000   $  4,893,000                 $   816,000   $ 1,134,000   $  280,000

                           $      44.78   $      62.73                 $     37.09   $    141.75   $    46.67
                                   3.38%         41.02%                       6.84%         9.51%        2.35%

                                      2              1                           2             1            1
                           ----------------------------------------------------------------------------
Total Cornerstone               571,000        240,000       441,000       521,000       514,000       29,000
                             11,398,000      7,946,000     8,941,000     8,988,000    11,246,000      794,000
                           $      19.96   $      33.11   $     20.27   $     17.25   $     21.88   $    27.38
                              3,603,000      1,122,000     2,096,000     3,930,000     2,699,000       27,000
                           $ 15,001,000   $  9,068,000   $11,037,000   $12,918,000   $13,945,000   $  821,000

                           $      26.27   $      37.78   $     25.03   $     24.79   $     27.13   $    28.31
                                  11.24%          6.80%         8.27%         9.68%        10.45%        0.62%

                                  35.66%         42.46%        50.73%        60.41%        70.86%       71.47%
                                     68             34            36            14            12            3

                               2006
                               AND                         % OF
        PROPERTY              BEYOND          TOTAL        TOTAL
-------------------------  ------------   -------------   -------
                                                 100.00%

                                                     42      6.19%
Frick Building                   18,000         296,000      3.25%
                           $    510,000   $   5,953,000      3.03%
                           $      28.33   $       20.11
                           $     50,000   $     205,000      0.31%
                           $    560,000   $   6,158,000      2.35%

                           $      31.11   $       20.80
                                   9.09%         100.00%

                                      2              70     10.31%
No. 527 Madison                  49,000         208,000      2.29%
                           $  2,217,000   $  11,025,000      5.60%
                           $      45.24   $       53.00
                           $     44,000   $     904,000      1.39%
                           $  2,261,000   $  11,929,000      4.55%

                           $      46.14   $       57.35
                                  19.95%         100.00%

                                      5              19      2.80%
                           ----------------------------------------------------------------------------
Total Cornerstone             1,205,000       4,772,000
                             26,412,000     102,267,000
                           $      21.92   $       21.43
                             11,650,000      31,165,000
                           $ 38,062,000   $ 133,432,000

                           $      31.59   $       27.96
                                  28.53%         100.00%

                                 100.00%         100.00%
                                     13             411

                                                               Q3-Q4
        PROPERTY                                                1997          1998             1999
-------------------------                                    ----------   ------------      -----------

        PROPERTY               2000           2001          2002          2003          2004          2005
-------------------------  ------------   ------------   -----------   -----------   -----------   ----------

                               2006
                               AND                         % OF
        PROPERTY              BEYOND          TOTAL        TOTAL
-------------------------  ------------   -------------   -------
191 Peachtree              square feet                            6,000         17,000            1,000
                           straight-lined rent               $  164,000   $    247,000      $    23,000
                           straight-lined rent per sq. ft.   $    27.33   $      14.53      $     23.00
                           recoveries                        $   12,000   $    140,000      $    14,000
                           full service st-line rent         $  176,000   $    387,000      $    37,000
                           full service st-line rent per
                            sq. ft.                          $    29.33   $      22.76      $     37.00
                           % full service st-lined rent            0.55%          1.20%            0.11%
                           asking market rent per sq. ft.    $    26.00
                           no. of tenants                             2              6                1

Market Square              square feet                           11,000         57,000            5,000
                           straight-lined rent               $  190,000   $  1,888,000      $   113,000
                           straight-lined rent per sq. ft.   $    17.27   $      33.12      $     22.60
                           recoveries                        $   60,000   $     45,000      $     1,000
                           full service st-line rent         $  250,000   $  1,933,000      $   114,000
                           full service st-line rent per
                            sq. ft.                          $    22.73   $      33.91      $     22.80
                           % full service st-lined rent            0.96%          7.40%            0.44%
                           asking market rent per sq. ft.    $    46.75
                           no. of tenants                             3              5                1

500 Boylston               square feet                                          76,000           16,000
                           straight-lined rent                            $  2,561,000      $   300,000
                           straight-lined rent per sq. ft.                $      33.70      $     18.75
                           recoveries                                     $    946,000      $    83,000
                           full service st-line rent                      $  3,507,000      $   383,000
                           full service st-line rent per
                            sq. ft.                                       $      46.14      $     23.94

191 Peachtree                     6,000        137,000        46,000                      34,000       17,000
                           $     62,000   $  2,567,000   $   690,000                 $   839,000   $  297,000
                           $      10.33   $      18.74   $     15.00                 $     24.68   $    17.47
                           $     40,000   $  1,114,000   $   402,000                 $   307,000   $  171,000
                           $    102,000   $  3,681,000   $ 1,092,000                 $ 1,146,000   $  468,000

                           $      17.00   $      26.87   $     23.74                 $     33.71   $    27.53
                                   0.32%         11.41%         3.38%                       3.55%        1.45%

                                      3              7             6                           3            5
Market Square                    50,000         89,000        10,000        11,000        13,000      174,000
                           $  1,391,000   $  3,357,000   $   316,000   $   431,000   $   418,000   $5,796,000
                           $      27.82   $      37.72   $     31.60   $     39.18   $     32.15   $    33.31
                           $    323,000   $    713,000   $    15,000   $    99,000   $    85,000   $1,792,000
                           $  1,714,000   $  4,070,000   $   331,000   $   530,000   $   503,000   $7,588,000

                           $      34.28   $      45.73   $     33.10   $     48.18   $     38.69   $    43.61
                                   6.56%         15.58%         1.27%         2.03%         1.93%       29.05%

                                      7              9             4             3             2            4
500 Boylston                                                               400,000        10,000
                                                                       $10,900,000   $   126,000
                                                                       $     27.25   $     12.60
                                                                       $ 4,792,000   $   115,000
                                                                       $15,692,000   $   241,000

                                                                       $     39.23   $     24.10

191 Peachtree                   892,000       1,156,000     12.71%
                           $ 17,227,000   $  22,116,000     11.24%
                           $      19.31   $       19.13
                           $  7,953,000   $  10,153,000     15.58%
                           $ 25,180,000   $  32,269,000     12.32%

                           $      28.23   $       27.91
                                  78.03%         100.00%

                                      4              37      5.45%
Market Square                   207,000         627,000      6.89%
                           $  6,616,000   $  20,516,000     10.43%
                           $      31.96   $       32.72
                           $  2,470,000   $   5,603,000      8.60%
                           $  9,086,000   $  26,119,000      9.97%

                           $      43.89   $       41.66
                                  34.79%         100.00%

                                      8              46      6.77%
500 Boylston                    213,000         715,000      7.86%
                           $  5,102,000   $  18,989,000      9.65%
                           $      23.95   $       26.56
                           $  2,633,000   $   8,569,000     13.15%
                           $  7,735,000   $  27,558,000     10.52%

                           $      36.61   $       38.54

                                                               Q3-Q4
        PROPERTY                                                1997          1998             1999
-------------------------                                    ----------   ------------      -----------
                           % full service st-lined rent                          12.73%            1.39%
                           asking market rent per sq. ft.    $    36.30
                           no. of tenants                                            8                3

222 Berkeley               square feet                            4,000         20,000           50,000
                           straight-lined rent               $  164,000   $    274,000      $   824,000
                           straight-lined rent per sq. ft.   $    41.00   $      13.70      $     16.48
                           recoveries                        $   30,000   $    249,000      $   682,000
                           full service st-line rent         $  194,000   $    523,000      $ 1,506,000
                           full service st-line rent per
                            sq. ft.                          $    48.50   $      26.15      $     30.12
                           % full service st-lined rent            1.29%          3.49%           10.05%
                           asking market rent per sq. ft.    $    36.30
                           no. of tenants                             4              4                5

Charlotte Plaza(9)         square feet                           60,000         70,000           31,000
                           straight-lined rent               $  733,000   $  1,319,000      $   580,000
                           straight-lined rent per sq. ft.   $    12.22   $      18.84      $     18.71
                           recoveries                        $    5,000   $     44,000      $    19,000
                           full service st-line rent         $  738,000   $  1,363,000      $   599,000
                           full service st-line rent per
                            sq. ft.                          $    12.30   $      19.47      $     19.32
                           % full service st-lined rent            5.91%         10.92%            4.80%
                           asking market rent per sq. ft.    $    22.00
                           no. of tenants                             5              7                6

200 Galleria               square feet                           32,000         38,000           26,000
                           straight-lined rent               $  457,000   $    722,000      $   487,000
                           straight-lined rent per sq. ft.   $    14.28   $      19.00      $     18.73
                           recoveries                        $    5,000   $     31,000      $    32,000
                           full service st-line rent         $  462,000   $    753,000      $   519,000
                           full service st-line rent per
                            sq. ft.                          $    14.44   $      19.82      $     19.96
                           % full service st-lined rent            5.49%          8.95%            6.17%
                           asking market rent per sq. ft.    $    25.85
                           no. of tenants                             6             11                5

99 Canal Center            square feet                            5,000          2,000            5,000
                           straight-lined rent               $   46,000   $      9,000      $    76,000
                           straight-lined rent per sq. ft.   $     9.20   $       4.50      $     15.20
                           recoveries                        $    2,000   $         --      $     6,000
                           full service st-line rent         $   48,000   $      9,000      $    82,000
                           full service st-line rent per
                            sq. ft.                          $     9.60   $       4.50      $     16.40
                           % full service st-lined rent            1.53%          0.29%            2.62%
                           asking market rent per sq. ft.    $    26.50
                           no. of tenants                             3              1                2

11 Canal Center            square feet                            9,000                           5,000
                           straight-lined rent               $  294,000                     $   103,000
                           straight-lined rent per sq. ft.   $    32.67                     $     20.60
                           recoveries                        $   31,000                     $     1,000
                           full service st-line rent         $  325,000                     $   104,000
                           full service st-line rent per
                            sq. ft.                          $    36.11                     $     20.80
                           % full service st-lined rent           18.52%                           5.93%
                           asking market rent per sq. ft.    $    26.50
                           no. of tenants                             1                               1

TransPotomac 5             square feet                           15,000         18,000            2,000
                           straight-lined rent               $  303,000   $    337,000      $    43,000
                           straight-lined rent per sq. ft.   $    20.20   $      18.72      $     21.50
                           recoveries                        $    2,000   $      1,000      $        --
                           full service st-line rent         $  305,000   $    338,000      $    43,000
                           full service st-line rent per
                            sq. ft.                          $    20.33   $      18.78      $     21.50


        PROPERTY               2000           2001          2002          2003          2004          2005
-------------------------  ------------   ------------   -----------   -----------   -----------   ----------
                                                                             56.94%         0.87%

                                                                                 3             1
222 Berkeley                                    70,000       113,000
                                          $  1,327,000   $ 2,154,000
                                          $      18.96   $     19.06
                                          $    772,000   $ 1,251,000
                                          $  2,099,000   $ 3,405,000

                                          $      29.99   $     30.13
                                                 14.01%        22.73%

                                                     6             6
Charlotte Plaza(9)               27,000         46,000        38,000        22,000       113,000       11,000
                           $    471,000   $    784,000   $   576,000   $   438,000   $ 1,772,000   $  209,000
                           $      17.44   $      17.04   $     15.16   $     19.91   $     15.68   $    19.00
                           $         --   $         --   $    26,000   $    12,000   $   309,000   $   77,000
                           $    471,000   $    784,000   $   602,000   $   450,000   $ 2,081,000   $  286,000

                           $      17.44   $      17.04   $     15.84   $     20.45   $     18.42   $    26.00
                                   3.77%          6.28%         4.82%         3.60%        16.67%        2.29%

                                      5              1             5             3             3            1
200 Galleria                     71,000         61,000       164,000         3,000                     11,000
                           $  1,548,000   $  1,276,000     3,289,000   $    76,000                 $  266,000
                           $      21.80   $      20.92   $     20.05   $     25.33                 $    24.18
                           $     71,000   $     46,000   $    89,000   $        --                 $  282,000
                           $  1,619,000   $  1,322,000   $ 3,378,000   $    76,000                 $  282,000

                           $      22.80   $      21.67   $     20.60   $     25.33                 $    25.64
                                  19.25%         15.72%        40.16%         0.90%                      3.35%

                                     15             12             9             1                          1
99 Canal Center                  27,000         62,000        22,000        14,000
                           $    556,000   $  1,477,000   $   542,000   $   299,000
                           $      20.59   $      23.82   $     24.64   $     21.36
                           $     13,000   $     80,000   $    18,000   $    11,000
                           $    569,000   $  1,557,000   $   560,000   $   310,000

                           $      21.07   $      25.11   $     25.45   $     22.14
                                  18.15%         49.67%        17.86%         9.89%

                                      2              5             2             3
11 Canal Center                   2,000                        5,000                                    5,000
                           $     39,000                  $   128,000                               $  115,000
                           $      19.50                  $     25.60                               $    23.00
                           $         --                  $        --                               $    1,000
                           $     39,000                  $   128,000                               $  116,000

                           $      19.50                  $     25.60                               $    23.20
                                   2.22%                        7.29%                                    6.61%

                                      1                            1                                        1
TransPotomac 5                    2,000         15,000        27,000
                           $     32,000   $    275,000   $   531,000
                           $      16.00   $      18.33   $     19.67
                           $         --   $         --   $     3,000
                           $     32,000   $    275,000   $   534,000

                           $      16.00   $      18.33   $     19.78

                               2006
                               AND                         % OF
        PROPERTY              BEYOND          TOTAL        TOTAL
-------------------------  ------------   -------------   -------
                                  28.07%         100.00%

                                      1              16      2.36%
222 Berkeley                    271,000         528,000      5.81%
                           $  4,094,000   $   8,837,000      4.49%
                           $      15.11   $       16.74
                           $  3,161,000   $   6,145,000      9.43%
                           $  7,255,000   $  14,982,000      5.72%

                           $      26.77   $       28.38
                                  48.42%         100.00%

                                      6              31      4.57%
Charlotte Plaza(9)              178,000         596,000      6.55%
                              2,517,000   $   9,399,000      4.78%
                           $      14.14   $       15.77
                           $  2,593,000   $   3,085,000      4.73%
                           $  5,110,000   $  12,484,000      4.77%

                           $      28.71   $       20.95
                                  40.93%         100.00%

                                      6              42      6.19%
200 Galleria                                    406,000      4.46%
                                          $   8,121,000      4.13%
                                          $       20.00
                                          $     290,000      0.44%
                                          $   8,411,000      3.21%

                                          $       20.72
                                                 100.00%

                                                     60      8.84%
99 Canal Center                                 137,000      1.51%
                                          $   3,005,000      1.53%
                                          $       21.93
                                          $     130,000      0.20%
                                          $   3,135,000      1.20%

                                          $       22.88
                                                 100.00%

                                                     18      2.65%
11 Canal Center                  42,000          68,000      0.75%
                           $  1,043,000   $   1,722,000      0.88%
                           $      24.83   $       25.32
                           $         --   $      33,000      0.05%
                           $  1,043,000   $   1,755,000      0.67%

                           $      24.83   $       25.81
                                  59.43%         100.00%

                                      1               6      0.88%
TransPotomac 5                   10,000          89,100      0.98%
                           $    263,000   $   1,784,000      0.91%
                           $      26.30   $       20.04
                           $         --   $       6,000      0.01%
                           $    263,000   $   1,790,000      0.91%

                           $      26.30   $       20.11

                                                               Q3-Q4
        PROPERTY                                                1997          1998             1999
-------------------------                                    ----------   ------------      -----------
                           % full service st-lined rent           17.04%         18.88%            2.40%
                           asking market rent per sq. ft.    $    23.00
                           no. of tenants                             3              3                1
                           ----------------------------------------------------------------------------
TOTAL                      square feet                          357,000        742,000          733,000
                           straight-lined rent               $6,822,000   $ 16,204,000      $15,773,000
                           straight-lined rent per sq. ft.   $    19.11   $      21.84      $     21.52
                           recoveries                        $1,031,000   $  3,787,000      $ 3,661,000
                           full service st-line rent         $7,853,000   $ 19,991,000      $19,434,000
                           full service st-line rent per
                            sq. ft.                          $    22.00   $      26.94      $     26.51
                           % full service st-lined rent            3.00%          7.63%            7.42%
                           cumulative % full svc st-lined
                            rent                                   3.00%         10.63%           18.05%
                           no. of tenants                           103            131               94


        PROPERTY               2000           2001          2002          2003          2004          2005
-------------------------  ------------   ------------   -----------   -----------   -----------   ----------
                                   1.79%         15.36%        29.83%

                                      1              1             2
                           ----------------------------------------------------------------------------
TOTAL                           756,000        720,000       866,000       971,000       684,000      247,000
                           $ 15,497,000   $ 19,009,000   $17,167,000   $21,132,000   $14,401,000   $7,477,000
                           $      20.50   $      26.40   $     19.82   $     21.76   $     21.05   $    30.27
                           $  4,050,000   $  3,847,000   $ 3,900,000   $ 8,844,000   $ 3,515,000   $2,084,000
                           $ 19,547,000   $ 22,856,000   $21,067,000   $29,976,000   $17,916,000   $9,561,000

                           $      25.86   $      31.74   $     24.33   $     30.87   $     26.19   $    38.71
                                   7.46%          8.73%         8.04%        11.44%         6.84%        3.65%

                                  25.51%         34.24%        42.28%        53.72%        60.56%       64.21%
                                    102             75            71            27            21           15

                               2006
                               AND                         % OF
        PROPERTY              BEYOND          TOTAL        TOTAL
-------------------------  ------------   -------------   -------
                                  14.69%         100.00%

                                      1              12      1.77%
                           ----------------------------------------------------------------------------
TOTAL                         3,018,000       9,094,000    100.00%
                           $ 63,274,000   $ 196,756,000    100.00%
                           $      20.97   $       21.64
                           $ 30,460,000   $  65,179,000    100.00%
                           $ 93,734,000   $ 261,935,000    100.00%

                           $      31.06   $       28.80
                                  35.79%         100.00%

                                 100.00%         100.00%
                                     40             679    100.00%

---------------

 * Includes 4,605 square feet of retail space leased to the Gap at a base rent of $871,200 and recoveries of $5,964, totalling to a full service rent of $877,164.
(1) The total square footage expiring in any particular year.
(2) Straight-line rent is the average of all lease payments required to be made through the term of the lease as required under Generally Accepted Accounting Principles.
(3) The actual recovery of operating expenses as of June 30, 1997 in net lease buildings and the recovery of operating expense escalations in gross lease buildings.
(4) Full Service Straight-Line Rent is Straight-Line Rent plus recoveries.
(5) Asking market rent is the average initially quoted rent to prospective tenants in each building. All market rents shown are on full service basis.
(6) The number of tenant leases expiring in each year.
(7) Newmont Gold Company has exercised its renewal option to extend its lease from January 1, 1999 to January 1, 2004. The rate on the lease will be determined based on market conditions based on similar space in the Denver market. The expiring rates shown are the rates which Newmont is currently paying on its lease.
(8) On April 15, 1997, Faegre and Benson extended its lease on a total of 174,860 square feet for a term of five years at a net rate of $13.64 per square foot.
(9) On June 30, 1998, 115,000 square feet currently leased to AETNA expires. First Union has contracted the lease this space beginning September 1, 1998. This space is included in the expiration schedule above based on First Union's occupancy.